UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                           FORM 8-K
                  CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2003

                           Dover Investments Corporation
            (Exact name of registrant as specified in its charter)

          Delaware                          1-8631               94-1712121
(State or other jurisdiction  (Commission File  (IRS Employer
 of incorporation)                  Number)                Identification No.)


         100 Spear Street, Suite 520,
           San Francisco, California                         94105
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:
                           (415) 777-0414

                               Not applicable
(Former name or former address, if changed since last report.)
















Item 5.        Other Events.

            On May 20, 2003, Dover Investments Corporation
(the "Company") issued a press release announcing the decision by its Board of Directors to take no action with respect to an unsolicited proposal from Leeward Investments, LLC regarding a possible acquisition of the outstanding shares of the Company's stock.


Item 7.        Financial Statements and Exhibits.

     (c)   Exhibits.

                    Exhibit No.                      Description
                    99.1                     Press Release dated May 20, 2003.






























                                    SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:       May 20, 2003           DOVER INVESTMENTS
                                                CORPORATION
                                                (Registrant)


                                   By:  /s/ Frederick M. Weissberg
                                               Frederick M. Weissberg
                                               Chairman of the Board and
                                                President






























                                           EXHIBIT INDEX

Exhibit No.                     Description

     99.1                            Press Release dated May 20, 2003.